SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)     November 15, 2004
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                           Davel Communications, Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware               000-25207                     59-3538257
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  (State or Other Jurisdiction    (Commission                  (IRS Employer
        Of Incorporation)         File Number)               Identification No.)


200 Public Square, Suite 700, Cleveland, OH                       44114
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(Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code    (216) 241-2555
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 2.02. Results of Operations and Financial Condition.

On November 16, 2004, Davel Communications, Inc. issued a press release announcing the operating results for the quarter ended September 30, 2004.

The press release is attached hereto as Exhibit 99.1.

ITEM 7.01 Regulation FD Disclosure.

On November 15, 2004, Davel Communications, Inc. and MobilePro Corp. issued a joint press release announcing the closing of a transaction by MobilePro Corp. to acquire 100% of the Registrant's senior secured debt and over 95% of the Registrant's issued and outstanding common stock owned by the Registrant's former secured creditors.

The press release is attached hereto as Exhibit 99.2.

ITEM 9.01. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired. Not Applicable.

     (b)  Pro Forma Financial Information. Not Applicable.

     (c)  Exhibits.

          99.1 Press Release, dated November 16, 2004, issued by Davel Communications, Inc.

          99.2 Joint Press Release, dated November 15, 2004, issued by Davel Communications, Inc. and MobilePro Corp.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 16, 2004

                                                  DAVEL COMMUNICATIONS, INC.


                                                  By:    /s/ Donald L. Paliwoda
                                                         -----------------------
                                                  Name:  Donald L. Paliwoda
                                                  Title: Chief Financial Officer

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                                  EXHIBIT LIST

Exhibit
  No.      Description
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 99.1      Press Release, dated November 16, 2004, issued by Davel
           Communications, Inc.

 99.2 Joint Press Release, dated November 15, 2004, issued by Davel Communications, Inc. and MobilePro Corp.